PMA Capital Corporation
Statistical Supplement
Third Quarter - 2006

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Third Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Third Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Invested Assets and Net Investment Income; Debt; Balance Sheet Impact of Commutations - Run-off Operations	8

Segment Information:
Statements of Operations - Consolidating - Year-to-date	9-10
Statements of Operations - Consolidating - Third Quarter	11-12
Statements of Operations - PMA Insurance Group	13
Insurance Ratios - PMA Insurance Group	14
Statements of Operations - Run-off Operations	15
Statements of Operations - Corporate & Other	16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	17
Operating Cash Flows - PMA Insurance Group	18
Operating Cash Flows - Run-off Operations	19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	20

Other Information:
Industry Ratings and Market Information	21

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2005	2005	2006	2006	2006	Quarter

Gross Premiums Written by Segment:
PMA Insurance Group	$129,163	$82,490	$133,737	$99,328	$133,903	3.7%
Run-off Operations	1,138	4,959	398	960	526	-53.8%
Corporate & Other	(195)	(209)	(168)	(213)	(158)	19.0%
Gross premiums written	$130,106	$87,240	$133,967	$100,075	$134,271	3.2%

Net Premiums Written by Segment:
PMA Insurance Group	$116,877	$71,339	$113,390	$85,639	$107,795	-7.8%
Run-off Operations	789	3,028	606	527	701	-11.2%
Corporate & Other	(195)	(209)	(168)	(213)	(158)	19.0%
Net premiums written	$117,471	$74,158	$113,828	$85,953	$108,338	-7.8%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$6,600	$3,867	$8,141	$6,671	$8,351	26.5%
Run-off Operations	(258)	1,838	161	428	174	NM
Corporate & Other	(5,609)	(6,722)	(6,139)	(6,128)	(5,016)	10.6%
Pre-tax operating income (loss)	733	(1,017)	2,163	971	3,509	NM
Net realized investment gains (losses)	483	(1,084)	1,818	(1,978)	(799)	NM
Pre-tax income (loss)	1,216	(2,101)	3,981	(1,007)	2,710	NM
Income tax expense (benefit)	476	(875)	1,500	(245)	1,209	NM
Net income (loss)	$740	$(1,226)	$2,481	$(762)	$1,501	NM
After-tax operating income (loss)	$426	$(521)	$1,299	$524	$2,020	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.02	$(0.04)	$0.08	$(0.02)	$0.05	NM
Less the impact of:
Realized gains (losses) after tax	0.01	(0.02)	0.04	(0.04)	(0.01)	NM
After-tax operating income (loss)	$0.01	$(0.02)	$0.04	$0.02	$0.06	NM

Capitalization:
Debt	$216,808	$196,181	$189,181	$148,303	$131,561	-39.3%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	413,513	409,019	413,516	417,064	418,372	1.2%
Total capitalization excluding FAS 115 unrealized gain (loss)	630,321	605,200	602,697	565,367	549,933	-12.8%
FAS 115 unrealized gain (loss)	1,151	(2,796)	(13,941)	(18,733)	(6,169)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$631,472	$602,404	$588,756	$546,634	$543,764	-13.9%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$12.94	$12.79	$12.83	$12.79	$12.82	-0.9%
Including FAS 115 unrealized gain (loss)	$12.98	$12.70	$12.39	$12.21	$12.63	-2.7%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	34.4%	32.4%	31.4%	26.2%	23.9%	-30.5%
Including FAS 115 unrealized gain (loss)	34.3%	32.6%	32.1%	27.1%	24.2%	-29.4%

Interest Coverage:
Income before interest and income taxes
to interest expense	1.30	0.47	2.03	0.73	1.89	45.4%

Operating income before interest and income taxes
to interest expense	1.18	0.75	1.56	1.26	2.15	82.2%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Nine	Nine	% Change
	Months	Months	Nine
	2006	2005	Months

Gross Premiums Written by Segment:
PMA Insurance Group	$366,968	$339,115	8.2%
Run-off Operations	1,884	7,982	-76.4%
Corporate & Other	(539)	(609)	11.5%
Gross premiums written	$368,313	$346,488	6.3%

Net Premiums Written by Segment:
PMA Insurance Group	$306,824	$304,454	0.8%
Run-off Operations	1,834	7,222	-74.6%
Corporate & Other	(539)	(609)	11.5%
Net premiums written	$308,119	$311,067	-0.9%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$23,163	$18,153	27.6%
Run-off Operations	763	(28,771)	NM
Corporate & Other	(17,283)	(17,497)	1.2%
Pre-tax operating income (loss)	6,643	(28,115)	NM
Net realized investment gains (losses)	(959)	3,201	NM
Pre-tax income (loss)	5,684	(24,914)	NM
Income tax expense (benefit)	2,464	(5,120)	NM
Net income (loss)	$3,220	$(19,794)	NM
After-tax operating income (loss)	$3,843	$(21,875)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.10	$(0.63)	NM
Less the impact of:
Realized gains (losses) after tax	(0.02)	0.06	NM
After-tax operating income (loss)	$0.12	$(0.69)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006	2006	2005

Diluted Earnings (Loss) Per Share:

Net income (loss)	$0.02	$(0.04)	$0.08	$(0.02)	$0.05	$0.10	$(0.63)

Pre-tax operating income (loss)	$0.02	$(0.03)	$0.07	$0.03	$0.11	$0.20	$(0.89)

After-tax operating income (loss)	$0.01	$(0.02)	$0.04	$0.02	$0.06	$0.12	$(0.69)

Diluted weighted average common
shares outstanding	32,244,295	31,833,384	32,405,934	32,132,618	32,922,643	32,669,303	31,631,850

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,956,983	31,983,283	32,239,288	32,613,234	32,646,689	32,646,689	31,956,983

Class A Common Stock prices:
High	$9.50	$9.73	$10.43	$10.49	$10.75	$10.75	$10.65
Low	$7.83	$7.99	$8.68	$9.24	$8.60	$8.60	$5.91
Close	$8.78	$9.13	$10.18	$10.30	$8.82	$8.82	$8.78

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PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2005	2005	2006	2006	2006	Quarter

Gross Premiums Written	$130,106	$87,240	$133,967	$100,075	$134,271	3.2%

Net Premiums Written	$117,471	$74,158	$113,828	$85,953	$108,338	-7.8%

Revenues:
Net premiums earned	$92,223	$99,364	$91,659	$94,922	$95,284	3.3%
Net investment income	12,648	11,761	11,400	11,058	10,747	-15.0%
Net realized investment gains (losses)	483	(1,084)	1,818	(1,978)	(799)	NM
Other revenues	6,209	6,946	7,104	7,286	6,624	6.7%
Total revenues	111,563	116,987	111,981	111,288	111,856	0.3%

Expenses:
Losses and loss adjustment expenses	68,112	69,713	65,393	66,379	66,754	-2.0%
Acquisition expenses	19,691	19,536	17,325	19,552	19,811	0.6%
Operating expenses	17,872	23,499	19,987	21,580	18,953	6.0%
Dividends to policyholders	567	2,343	1,422	1,011	589	3.9%
Interest expense	4,105	3,997	3,873	3,773	3,039	-26.0%
Total losses and expenses	110,347	119,088	108,000	112,295	109,146	-1.1%

Pre-tax income (loss)	1,216	(2,101)	3,981	(1,007)	2,710	NM

Income tax expense (benefit):
Current	-	-	-	-	-	NM
Deferred	476	(875)	1,500	(245)	1,209	NM

Total income tax expense (benefit)	476	(875)	1,500	(245)	1,209	NM

Net income (loss)	$740	$(1,226)	$2,481	$(762)	$1,501	NM

Pre-tax operating income (loss)	$733	$(1,017)	$2,163	$971	$3,509	NM

After-tax operating income (loss)	$426	$(521)	$1,299	$524	$2,020	NM

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Nine	Nine	% Change
	Months	Months	Nine
	2006	2005	Months

Gross Premiums Written	$368,313	$346,488	6.3%

Net Premiums Written	$308,119	$311,067	-0.9%

Revenues:
Net premiums earned	$281,865	$268,666	4.9%
Net investment income	33,205	36,902	-10.0%
Net realized investment gains (losses)	(959)	3,201	NM
Other revenues	21,014	17,340	21.2%
Total revenues	335,125	326,109	2.8%

Expenses:
Losses and loss adjustment expenses	198,526	225,361	-11.9%
Acquisition expenses	56,688	56,345	0.6%
Operating expenses	60,520	54,372	11.3%
Dividends to policyholders	3,022	2,831	6.7%
Interest expense	10,685	12,114	-11.8%
Total losses and expenses	329,441	351,023	-6.1%

Pre-tax income (loss)	5,684	(24,914)	NM

Income tax expense (benefit):
Current	-	-	NM
Deferred	2,464	(5,120)	NM

Total income tax expense (benefit)	2,464	(5,120)	NM

Net income (loss)	$3,220	$(19,794)	NM

Pre-tax operating income (loss)	$6,643	$(28,115)	NM

After-tax operating income (loss)	$3,843	$(21,875)	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2006	2006	2006

Assets:
Investments in fixed maturities available for sale	$1,184,301	$1,049,254	$994,972	$913,376	$904,074
Short-term investments	67,636	57,997	63,641	70,994	59,227
Short-term investments, loaned securities collateral	63,751	-	9,991	4,771	-
Total investments	1,315,688	1,107,251	1,068,604	989,141	963,301

Cash	43,282	30,239	13,667	26,004	30,387
Accrued investment income	13,703	11,528	11,395	9,312	10,993
Premiums receivable	212,847	197,582	209,354	205,825	218,126
Reinsurance receivables	1,115,953	1,094,674	1,086,830	1,071,332	1,069,153
Deferred income taxes	98,568	103,656	107,908	110,452	102,986
Deferred acquisition costs	39,432	34,236	39,308	37,336	40,384
Funds held by reinsureds	153,064	146,374	148,512	151,873	133,222
Other assets	167,192	162,505	179,061	171,713	184,904
Total assets	$3,159,729	$2,888,045	$2,864,639	$2,772,988	$2,753,456

Liabilities:
Unpaid losses and loss adjustment expenses	$1,966,907	$1,820,043	$1,776,822	$1,727,369	$1,690,483
Unearned premiums	199,153	173,432	199,129	189,140	217,506
Debt	216,808	196,181	189,181	148,303	131,561
Accounts payable, accrued expenses
and other liabilities	198,441	209,654	205,114	220,350	219,146
Funds held under reinsurance treaties	96,067	78,058	79,815	79,966	77,813
Dividends to policyholders	3,931	4,452	4,998	4,725	4,744
Payable under securities loan agreements	63,758	2	10,005	4,804	-
Total liabilities	2,745,065	2,481,822	2,465,064	2,374,657	2,341,253

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	110,042	110,552	111,116
Retained earnings	188,409	187,265	185,393	180,626	181,719
Accumulated other comprehensive loss	(14,861)	(22,684)	(33,358)	(37,630)	(26,010)
Treasury stock, at cost	(39,305)	(38,779)	(33,592)	(26,307)	(25,712)
Total shareholders' equity	414,664	406,223	399,575	398,331	412,203
Total liabilities and shareholders' equity	$3,159,729	$2,888,045	$2,864,639	$2,772,988	$2,753,456

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006	2006	2005

Total Investments & Cash
As reported	$1,358,970	$1,137,490	$1,082,271	$1,015,145	$993,688	$993,688	$1,358,970
Less:
Securities lending activity	63,758	2	10,005	4,804	-	-	63,758
Unrealized gain (loss)	1,771	(4,302)	(21,448)	(28,820)	(9,490)	(9,490)	1,771
Total adjusted investments & cash	$1,293,441	$1,141,790	$1,093,714	$1,039,161	$1,003,178	$1,003,178	$1,293,441

Net Investment Income
As reported	$12,648	$11,761	$11,400	$11,058	$10,747	$33,205	$36,902
Funds held:
Assumed	535	545	335	537	185	1,057	851
Ceded	(1,694)	(1,897)	(1,519)	(1,643)	(1,482)	(4,644)	(6,002)
Total funds held	(1,159)	(1,352)	(1,184)	(1,106)	(1,297)	(3,587)	(5,151)

Total adjusted investment income	$13,807	$13,113	$12,584	$12,164	$12,044	$36,792	$42,053

Yield
As reported	3.62%	3.77%	4.11%	4.22%	4.28%	4.19%	3.42%
Investment portfolio	4.22%	4.31%	4.50%	4.56%	4.72%	4.59%	4.12%

Duration (in years)	3.7	3.7	3.7	3.5	3.4	3.4	3.7

PMA Capital Corporation
Debt
(Dollars in Thousands)
	Amount
	Outstanding	Maturity
6.50% convertible debt	$19,326	2022[1]
Derivative component of 6.50% convertible debt	3,506
4.25% convertible debt	455	2022[2]
8.50% senior notes	54,900	2018
Junior subordinated debt [3]	43,816	2033
Surplus notes [4]	10,000	2035
Unamortized debt discount	(442)
Total long-term debt	$131,561

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $18.4 million principal amount and $15.891 per share for $941,000 principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2008, 2010, 2012 and 2017.  Holders required us to repurchase $200,000 of this debt on September 30, 2006. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.52% as of September 30, 2006.
[4]	Interest rate on surplus notes is 9.97% as of September 30, 2006.

PMA Capital Corporation
Balance Sheet Impact of Commutations - Run-off Operations
(Dollars in Thousands)

	3rd Quarter and Nine Months 2006
Assets	Assumed	Ceded	Total
Funds held by reinsureds	$(20,248)	$-	$(20,248)

Liabilities	Assumed	Ceded	Total
Unpaid losses and loss adjustment expenses	$(23,013)	$-	$(23,013)

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$366,968	$(539)	$1,884	$368,313

Net Premiums Written	$306,824	$(539)	$1,834	$308,119

Revenues:
Net premiums earned	$280,720	$(539)	$1,684	$281,865
Net investment income	26,310	(409)	7,304	33,205
Other revenues	20,812	202	-	21,014
Operating revenues	327,842	(746)	8,988	336,084

Losses and Expenses:
Losses and loss adjustment expenses	200,456	-	(1,930)	198,526
Acquisition expenses	56,240	-	448	56,688
Operating expenses	44,238	6,575	9,707	60,520
Dividends to policyholders	3,022	-	-	3,022
Total losses and expenses	303,956	6,575	8,225	318,756

Operating income (loss) before income taxes
and interest expense	23,886	(7,321)	763	17,328

Interest expense	723	9,962	-	10,685

Pre-tax operating income (loss)	$23,163	$(17,283)	$763	6,643

Net realized investment losses				(959)

Pre-tax income				$5,684

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$339,115	$(609)	$7,982	$346,488

Net Premiums Written	$304,454	$(609)	$7,222	$311,067

Revenues:
Net premiums earned	$262,455	$(609)	$6,820	$268,666
Net investment income	23,417	799	12,686	36,902
Other revenues	17,043	297	-	17,340
Operating revenues	302,915	487	19,506	322,908

Losses and Expenses:
Losses and loss adjustment expenses	191,544	-	33,817	225,361
Acquisition expenses	52,300	-	4,045	56,345
Operating expenses	38,082	5,875	10,415	54,372
Dividends to policyholders	2,831	-	-	2,831
Total losses and expenses	284,757	5,875	48,277	338,909

Operating income (loss) before income taxes
and interest expense	18,158	(5,388)	(28,771)	(16,001)

Interest expense	5	12,109	-	12,114

Pre-tax operating income (loss)	$18,153	$(17,497)	$(28,771)	(28,115)

Net realized investment gains				3,201

Pre-tax loss				$(24,914)

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$133,903	$(158)	$526	$134,271

Net Premiums Written	$107,795	$(158)	$701	$108,338

Revenues:
Net premiums earned	$94,696	$(158)	$746	$95,284
Net investment income	8,998	54	1,695	10,747
Other revenues	6,573	51	-	6,624
Operating revenues	110,267	(53)	2,441	112,655

Losses and Expenses:
Losses and loss adjustment expenses	68,255	-	(1,501)	66,754
Acquisition expenses	19,098	-	713	19,811
Operating expenses	13,720	2,178	3,055	18,953
Dividends to policyholders	589	-	-	589
Total losses and expenses	101,662	2,178	2,267	106,107

Operating income (loss) before income taxes
and interest expense	8,605	(2,231)	174	6,548

Interest expense	254	2,785	-	3,039

Pre-tax operating income (loss)	$8,351	$(5,016)	$174	3,509

Net realized investment losses				(799)

Pre-tax income				$2,710

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$129,163	$(195)	$1,138	$130,106

Net Premiums Written	$116,877	$(195)	$789	$117,471

Revenues:
Net premiums earned	$92,214	$(195)	$204	$92,223
Net investment income	8,160	271	4,217	12,648
Other revenues	6,172	37	-	6,209
Operating revenues	106,546	113	4,421	111,080

Losses and Expenses:
Losses and loss adjustment expenses	67,995	-	117	68,112
Acquisition expenses	18,279	-	1,412	19,691
Operating expenses	13,100	1,622	3,150	17,872
Dividends to policyholders	567	-	-	567
Total losses and expenses	99,941	1,622	4,679	106,242

Operating income (loss) before income taxes
and interest expense	6,605	(1,509)	(258)	4,838

Interest expense	5	4,100	-	4,105

Pre-tax operating income (loss)	$6,600	$(5,609)	$(258)	733

Net realized investment gains				483

Pre-tax income				$1,216

[1]Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2005	2005	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$129,163	$82,490	$133,737	$99,328	$133,903	$366,968	$339,115	3.7%	8.2%

Net Premiums Written	$116,877	$71,339	$113,390	$85,639	$107,795	$306,824	$304,454	-7.8%	0.8%

Revenues:
Net premiums earned	$92,214	$96,187	$91,221	$94,803	$94,696	$280,720	$262,455	2.7%	7.0%
Net investment income	8,160	8,328	8,559	8,753	8,998	26,310	23,417	10.3%	12.4%
Other revenues	6,172	6,837	7,074	7,165	6,573	20,812	17,043	6.5%	22.1%
Total revenues	106,546	111,352	106,854	110,721	110,267	327,842	302,915	3.5%	8.2%

Losses and Expenses:
Losses and loss adjustment expenses	67,995	68,732	64,519	67,682	68,255	200,456	191,544	0.4%	4.7%
Acquisition expenses	18,279	18,998	18,219	18,923	19,098	56,240	52,300	4.5%	7.5%
Operating expenses	13,100	17,191	14,325	16,193	13,720	44,238	38,082	4.7%	16.2%
Dividends to policyholders	567	2,343	1,422	1,011	589	3,022	2,831	3.9%	6.7%
Total losses and expenses	99,941	107,264	98,485	103,809	101,662	303,956	284,757	1.7%	6.7%

Operating income before income taxes
and interest expense	6,605	4,088	8,369	6,912	8,605	23,886	18,158	30.3%	31.5%

Interest expense	5	221	228	241	254	723	5	NM	NM

Pre-tax operating income	$6,600	$3,867	$8,141	$6,671	$8,351	$23,163	$18,153	26.5%	27.6%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	3rd	4th	1st	2nd	3rd	Nine	Nine	Point Chg.	Point Chg.
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd Quarter	Nine Months
	2005	2005	2006	2006	2006	2006	2005	Better Worse)	Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	73.7%	71.5%	70.7%	71.4%	72.1%	71.4%	73.0%	1.6	1.6

Expense ratio:
Acquisition expenses	19.8%	19.8%	20.0%	20.0%	20.2%	20.0%	19.9%	(0.4)	(0.1)
Operating expenses [1]	9.2%	12.5%	9.8%	10.4%	8.5%	9.6%	9.6%	0.7	-
Total expense ratio	29.0%	32.3%	29.8%	30.4%	28.7%	29.6%	29.5%	0.3	(0.1)

Policyholders' dividend ratio	0.6%	2.4%	1.6%	1.1%	0.6%	1.1%	1.1%	-	-
Combined ratio	103.3%	106.2%	102.1%	102.9%	101.4%	102.1%	103.6%	1.9	1.5

Net investment income ratio	-8.8%	-8.7%	-9.4%	-9.2%	-9.5%	-9.4%	-8.9%	0.7	0.5
Operating ratio	94.5%	97.5%	92.7%	93.7%	91.9%	92.7%	94.7%	2.6	2.0

[1] The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $8.4 million, $12.1 million, $8.9 million, $10.0 million and $8.1 million for the third and fourth quarters of 2005 and the first, second and third quarters of 2006, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2005	2005	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$1,138	$4,959	$398	$960	$526	$1,884	$7,982	-53.8%	-76.4%

Net Premiums Written	$789	$3,028	$606	$527	$701	$1,834	$7,222	-11.2%	-74.6%

Revenues:
Net premiums earned	$204	$3,386	$606	$332	$746	$1,684	$6,820	NM	-75.3%
Net investment income	4,217	3,652	3,201	2,408	1,695	7,304	12,686	-59.8%	-42.4%
Total revenues	4,421	7,038	3,807	2,740	2,441	8,988	19,506	-44.8%	-53.9%

Losses and Expenses:
Losses and loss adjustment expenses	117	981	874	(1,303)	(1,501)	(1,930)	33,817	NM	NM
Acquisition expenses	1,412	538	(894)	629	713	448	4,045	-49.5%	-88.9%
Operating expenses	3,150	3,681	3,666	2,986	3,055	9,707	10,415	-3.0%	-6.8%
Total losses and expenses	4,679	5,200	3,646	2,312	2,267	8,225	48,277	-51.5%	-83.0%

Pre-tax operating income (loss)	$(258)	$1,838	$161	$428	$174	$763	$(28,771)	NM	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2005	2005	2006	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$(195)	$(209)	$(168)	$(213)	$(158)	$(539)	$(609)	19.0%	11.5%

Net Premiums Written	$(195)	$(209)	$(168)	$(213)	$(158)	$(539)	$(609)	19.0%	11.5%

Revenues:
Net premiums earned	$(195)	$(209)	$(168)	$(213)	$(158)	$(539)	$(609)	19.0%	11.5%
Net investment income	271	(219)	(360)	(103)	54	(409)	799	-80.1%	NM
Other revenues	37	109	30	121	51	202	297	37.8%	-32.0%
Total revenues	113	(319)	(498)	(195)	(53)	(746)	487	NM	NM

Losses and Expenses:
Operating expenses	1,622	2,627	1,996	2,401	2,178	6,575	5,875	34.3%	11.9%
Total losses and expenses	1,622	2,627	1,996	2,401	2,178	6,575	5,875	34.3%	11.9%

Operating loss before income taxes
and interest expense	(1,509)	(2,946)	(2,494)	(2,596)	(2,231)	(7,321)	(5,388)	-47.8%	-35.9%

Interest expense	4,100	3,776	3,645	3,532	2,785	9,962	12,109	-32.1%	-17.7%

Pre-tax operating loss	$(5,609)	$(6,722)	$(6,139)	$(6,128)	$(5,016)	$(17,283)	$(17,497)	10.6%	1.2%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$90,858	$98,661	$104,991	$96,652	$108,027	$309,670	$296,239
Investment income received	15,942	16,393	15,368	14,890	11,795	42,053	45,412
Total receipts	106,800	115,054	120,359	111,542	119,822	351,723	341,651

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	16,593	20,720	3,496	17,337	17,034	37,867	34,645
Losses and LAE paid - prior years	86,329	174,212	92,597	92,004	65,455	250,056	332,823
Total losses and LAE paid	102,922	194,932	96,093	109,341	82,489	287,923	367,468
Insurance operating expenses paid	39,009	27,271	46,203	39,618	26,899	112,720	117,226
Policyholders' dividends paid	820	531	246	397	451	1,094	4,219
Interest on corporate debt	5,327	2,197	4,791	2,965	3,470	11,226	11,701
Total disbursements	148,078	224,931	147,333	152,321	113,309	412,963	500,614

Net other	3,564	(15,349)	(12,368)	7,406	(9,204)	(14,166)	11,868

Net operating cash flows	$(37,714)	$(125,226)	$(39,342)	$(33,373)	$(2,691)	$(75,406)	$(147,095)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$91,212	$97,910	$99,740	$94,320	$107,102	$301,162	$284,530
Investment income received	10,262	10,606	10,479	10,598	8,831	29,908	29,348
Total receipts	101,474	108,516	110,219	104,918	115,933	331,070	313,878

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	16,584	20,720	3,496	17,337	17,034	37,867	34,627
Losses and LAE paid - prior years	55,520	43,853	65,113	57,537	45,463	168,113	197,795
Total losses and LAE paid	72,104	64,573	68,609	74,874	62,497	205,980	232,422
Insurance operating expenses paid	33,988	23,305	42,110	35,129	24,446	101,685	105,214
Policyholders' dividends paid	820	531	246	397	451	1,094	4,219
Interest on corporate debt	-	80	224	227	246	697	-
Total disbursements	106,912	88,489	111,189	110,627	87,640	309,456	341,855

Net other	6,012	(18,742)	(6,376)	1,955	(1,939)	(6,360)	21,774

Net operating cash flows	$574	$1,285	$(7,346)	$(3,754)	$26,354	$15,254	$(6,203)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006	2006	2005

Receipts:
Premiums collected	$(354)	$751	$5,251	$2,332	$925	$8,508	$11,709
Investment income received	5,680	5,787	4,889	4,292	2,964	12,145	16,064
Total receipts	5,326	6,538	10,140	6,624	3,889	20,653	27,773

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	9	-	-	-	-	-	18
Losses and LAE paid - prior years	30,809	130,359	27,484	34,467	19,992	81,943	135,028
Total losses and LAE paid	30,818	130,359	27,484	34,467	19,992	81,943	135,046
Insurance operating expenses paid	5,021	3,966	4,093	4,489	2,453	11,035	12,012
Total disbursements	35,839	134,325	31,577	38,956	22,445	92,978	147,058

Net other	(1,912)	4,004	1,083	1,775	(5,500)	(2,642)	(6,876)

Net operating cash flows	$(32,425)	$(123,783)	$(20,354)	$(30,557)	$(24,056)	$(74,967)	$(126,161)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	3rd	4th	1st	2nd		3rd
	Quarter	Quarter	Quarter	Quarter		Quarter
	2005	2005	2006	2006		2006[1]

PMA Pool [2]	$311,802	$315,056	$316,726	$321,114		$325,242	[4]
PMA Capital Insurance Company [3]	210,663	204,920	203,261	125,989	[5]	123,428	[4,5]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2006	2006	2006[1]	2006[1]	2005

Net Premiums Written:
Workers' Compensation & Integrated
Disability	$101,435	$63,086	$100,096	$76,602	$95,437	$272,135	$267,116
Other Commercial Lines	13,487	4,723	11,048	6,687	6,067	23,802	35,272
Total - PMA Pool	$114,922	$67,809	$111,144	$83,289	$101,504	$295,937	$302,388

Statutory Ratios:
Loss and LAE ratio	73.3%	73.0%	71.5%	72.5%	72.1%	72.0%	73.2%
Underwriting expense ratio	25.1%	32.5%	24.6%	31.6%	26.3%	27.2%	26.5%
Policyholders' dividend ratio	0.8%	1.1%	0.9%	0.1%	0.5%	0.5%	0.9%
Combined ratio	99.2%	106.6%	97.0%	104.2%	98.9%	99.7%	100.6%
Operating ratio	91.2%	98.6%	88.4%	96.0%	90.5%	91.3%	92.3%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $146.0 million and $3.4 million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	In May 2006, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $73.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	215.665.5070
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market ®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 11/01/2006):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.